Exhibit 10.19

THIRD JOINDER AGREEMENT AND FIFTH AMENDMENT

(2021-1 New Revolving Credit Loans)

THIRD JOINDER AGREEMENT AND FIFTH AMENDMENT (this “Agreement”), dated as of March 11, 2021, by and among each New Revolving Loan Lender set forth on the signature pages hereto (each, a “2021-1 New Revolving Loan Lender”), Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties, Barclays Bank PLC, as the Administrative Agent (the “Administrative Agent”) and each of the Consenting Lenders (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of March 16, 2017 (as amended by that certain Joinder Agreement and Amendment, dated as of July 1, 2018, Amendment No. 2 to First Lien Credit Agreement, dated as of March 19, 2020, Amendment No. 3 to First Lien Credit Agreement, dated as of April 1, 2020, and Second Joinder Agreement and Fourth Amendment, dated as of September 21, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Aveanna Healthcare Intermediate Holdings LLC (f/k/a BCPE Eagle Intermediate Holdings LLC), a Delaware limited liability company, the Borrower (f/k/a BCPE Eagle Buyer LLC), the lending institutions from time to time party thereto, and Barclays Bank PLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, and a Lender (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Revolving Credit Commitments by, among other things, entering into one or more Joinder Agreements with the 2021-1 New Revolving Loan Lenders;

WHEREAS, the Administrative Agent and the Borrower may amend the Credit Agreement and the other Credit Documents without the consent of any other party as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the terms of any incremental facility in accordance with Section 2.14 of the Credit Agreement;

WHEREAS, the Borrower has requested that the 2021-1 New Revolving Loan Lenders provide $125,000,000 of New Revolving Credit Commitments (the “2021-1 New Revolving Credit Commitments”; the loans thereunder, the “2021-1 New Revolving Credit Loans”) to be made available to the Borrower at any time from time to time on and after the 2021-1 Incremental Amendment Effective Date (as defined below), which 2021-1 New Revolving Credit Commitments shall be of the same Class as the Initial Revolving Credit Commitments (as amended hereby);

WHEREAS, the Borrower intends to use the proceeds of the 2021-1 New Revolving Credit Loans to (i) fund working capital, general corporate purposes (including to consummate any other Permitted Acquisitions) and other transactions not prohibited by the Credit Documents and (ii) pay fees, premiums and expenses incurred in connection with the foregoing and the consummation of any other transaction contemplated herein;

WHEREAS, each of Barclays Bank PLC, JPMorgan Chase Bank, N.A., Bank of Montreal, Credit Suisse Loan Funding LLC, Bank of America, N.A., Deutsche Bank AG New York Branch, Jefferies Finance LLC, Truist Bank and Royal Bank of Canada (collectively, the “2021-1 New Revolving Loan Lead Arrangers”) has agreed to act as a lead arranger and joint bookrunner for the 2021-1 New Revolving Loans;

WHEREAS, the Borrower may extend the maturity date of any Revolving Credit Loans and Revolving Credit Commitments with the consent of each Lender holding Loans and/or Commitments under the Revolving Credit Facility;

WHEREAS, subject solely to the conditions set forth in Section 4(a) hereof, (i) the Swingline Lender, Letter of Credit Issuers and Revolving Lenders that execute and deliver a signature page consenting to this Agreement (the “Consenting Lenders”) prior to 12:00 p.m. (New York City Time) March 9, 2021 (the “Consent Deadline”) (constituting (x) the Swingline Lender, (y) all Letter of Credit Issuers and (z) all Revolving Lenders) are willing to agree to extend the Maturity Date with respect to such Consenting Lenders’ Revolving Commitments and Revolving Loans and (ii) the Consenting Lenders agree to the amendments set forth herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.    Terms of the 2021-1 New Revolving Facility. Each 2021-1 New Revolving Loan Lender party hereto hereby irrevocably commits to provide its 2021-1 New Revolving Credit Commitments as set forth on Schedule 1 annexed hereto, on the terms set forth herein and subject to the satisfaction of the conditions set forth in Section 4(b) below.

(a)    Applicable Margin. The Applicable Margin for ABR Loans or for LIBOR Loans, as applicable, for the 2021-1 New Revolving Credit Loans shall be the same as the Applicable Margin for Revolving Credit Loans under the Credit Agreement.

(b)    Maturity. The 2021-1 New Revolving Credit Loans shall mature on the Revolving Credit Maturity Date (as amended under Section 2 below).

(c)    Use of Proceeds. The proceeds of the 2021-1 New Revolving Credit Loans will be used for any purpose permitted by Section 9.13 of the Credit Agreement.

(d)    2021-1 New Revolving Loan Lender. To the extent not already a Lender, each 2021-1 New Revolving Loan Lender party hereto acknowledges and agrees that upon its execution of this Agreement and the making of 2021-1 New Revolving Credit Loans, as the case may be, that such 2021-1 New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder and under the Intercreditor Agreements, as applicable, pursuant to Section 12.13 of the Credit Agreement. Each 2021-1 New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.9 of the Credit Agreement or delivered pursuant to Section 9.1 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(e)    Notwithstanding anything to the contrary contained herein, the 2021-1 New Revolving Credit Commitments set forth herein shall be terminated and shall cease to be effective if each of the conditions set forth in Section 4(b) has not been satisfied at or prior to 11:59 p.m., New York City time, on December 31, 2021.

2.    Fifth Amendment Effective Date Amendments to the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions, subject to the satisfaction of the conditions set forth in Section 4(a) below:

“Revolving Credit Maturity Date” shall mean March 16, 2023, or, if such date is not a Business Day, the immediately preceding Business Day; provided that automatically upon consummation of an IPO Transaction, “Revolving Credit Maturity Date” shall mean the date that is five (5) years after the consummation of such IPO Transaction or, if such date is not a Business Day, the immediately preceding Business Day (the “Post-IPO Maturity Date”); provided further that the Term Loan Refinancing has not occurred by December 16, 2023, “Revolving Credit Maturity Date” shall mean December 16, 2023, or, if such date is not a Business Day, the immediately preceding Business Day.

“IPO Transaction” shall mean (a) a transaction in which the common Capital Stock of the Borrower or Holdings (or any direct or indirect parent company or corporate successor (including a Subsidiary) thereof, including a special purpose acquisition company or related entity) are publicly listed (whether through an initial public offering, a direct listing or otherwise) on any national securities exchange, automated interdealer quotation system or over the counter market or analogous exchange or market in the United States (including pursuant to an “Up-C” structure) or (b) the consummation of any merger, acquisition, contribution, equity purchase or similar reorganization transaction or series of transactions resulting in the combination of Holdings (or any direct or indirect parent company or corporate successor (including a Subsidiary) thereof) and any special purpose acquisition company or similar entity (including with a direct or indirect parent or Subsidiary thereof), where the common Equity Interests of such surviving entity (or any direct or indirect parent thereof) are publicly listed on any national securities exchange, automated interdealer quotation system or over the counter market or analogous exchange or market in the United States; provided that, in each case, such IPO Transaction shall have occurred prior to December 31, 2021.

“Post-IPO Maturity Date” shall have the meaning provided in the definition of Revolving Credit Maturity Date.

“Term Loan Refinancing” means the repayment or the refinancing, extension, modification, renewal, replacement or refunding of all outstanding Term Loans that have a Maturity Date of March 16, 2024 and Second Lien Loans that have a maturity date of March 16, 2025 (other than up to $240 million in principal amount of such Term Loans and/or Second Lien Loans) with other Indebtedness, in each case, that has a final maturity date of no earlier than 91 days after the Post-IPO Maturity Date.

3.    Credit Agreement Governs. For avoidance of doubt, the 2021-1 New Revolving Credit Commitments and the 2021-1 New Revolving Credit Loans shall have the same terms as those applicable to the Revolving Commitments and Revolving Loans under the Credit Agreement and otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

4.    Conditions Precedent.

(a)     Fifth Amendment Effective Date. This Agreement shall become effective on March 11, 2021 (the “Fifth Amendment Effective Date”) other than with respect to the effectiveness of the 2021-1 New Revolving Credit Commitments, subject solely to the satisfaction or waiver by each of the Consenting Lenders of the following conditions precedent:

(i)     The Administrative Agent (or its counsel) shall have received this Agreement, executed and delivered by a duly Authorized Officer of each (x) Credit Party, (y) Consenting Lender and (z) 2021-1 New Revolving Loan Lender.

(ii)    The Administrative Agent (or its counsel) shall have received (x) as of the Fifth Amendment Effective Date, executed legal opinions, in customary form, from (i) Kirkland & Ellis LLP, as New York, California and Texas counsel to the Credit Parties, (ii) Greenberg Traurig LLP, as special Delaware, Pennsylvania, Massachusetts, Minnesota, Nevada, New Jersey, Arizona, Colorado, Virginia and Georgia counsel to the Credit Parties, (iii) Polsinelli PC, as special Washington and Missouri counsel to the Credit Parties, (iv) Dickinson Wright PLLC, as special Michigan, Florida and Tennessee counsel to the Credit Parties, (v) Nelson Mullins Riley & Scarborough LLP as special North Carolina counsel to the Credit Parties and (vi) Gordon Rees Scully Mansukhani, LLP as special Oklahoma, Iowa and Wisconsin counsel to the Credit Parties and (y) a customary certificate of each Credit Party, dated as of the Fifth Amendment Effective Date, substantially in the form delivered on the Closing Date, with appropriate insertions and attaching (i) a copy of the resolutions of the applicable governing body of each Credit Party (or a duly authorized committee thereof) authorizing (a) the execution, delivery, and performance of this Agreement and any related agreements to which it is a party and (b) in the case of the Borrower, the extensions of credit contemplated hereunder, (ii) the applicable Organizational Documents of each of each Credit Party (or confirming no amendment to such Organizational Documents have been made with respect to such Credit Party since such Organizational Documents were delivered to the Administrative Agent in connection with that certain Second Joinder Agreement and Fourth Amendment, dated September 21, 2020) and, to the extent applicable in the jurisdiction of organization of such Credit Party, a certificate as to its good standing as of a recent date from an applicable Governmental Authority in such jurisdiction of organization, and (iii) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of each Credit Party executing this Agreement and any related agreements to which it is a party (or confirming there are no such changes to the Authorized Officers with respect to such Credit Party since the Closing Date). The Borrower hereby instructs and agrees to instruct the other Credit Parties to have the counsel described in this clause (ii) deliver such legal opinions.

(iii)    On the Fifth Amendment Effective Date, the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) substantially in the form of Exhibit A hereto to the effect that as of the Fifth Amendment Effective Date, the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent.

(iv)     The Administrative Agent shall have received (at least three (3) Business Days prior to the Fifth Amendment Effective Date) all documentation and other information about each Credit Party as has been reasonably requested in writing at least ten (10) Business Days prior to the Fifth

Amendment Effective Date by the Administrative Agent or any Consenting Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230.

(v)    The Borrower shall have paid (which may occur substantially simultaneously with the effectiveness of this Agreement on the Fifth Amendment Effective Date) (x) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Agreement and (y) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced at least three (3) Business Days prior to the date hereof.

(vi)    The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) certifying that (x) no Event of Default shall exist on the Fifth Amendment Effective Date or immediately after giving effect thereto, and (y) on and as of the Fifth Amendment Effective Date, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(b)    2021-1 Incremental Amendment Effective Date. The 2021-1 New Revolving Credit Commitments and 2021-1 New Revolving Loans contained in Section 1 of this Agreement shall become effective on the date (the “2021-1 Incremental Amendment Effective Date”) of satisfaction or waiver by the 2021-1 New Revolving Loan Lead Arrangers of the following conditions precedent:

(i)    The Administrative Agent shall have received a certificate dated as of the 2021-1 Incremental Amendment Effective Date and signed by an Authorized Officer of the Borrower, certifying that the 2021-1 New Revolving Credit Commitments do not exceed the Maximum Incremental Facilities Amount.

(ii)    On the 2021-1 Incremental Amendment Effective Date, the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) substantially in the form of Exhibit A hereto to the effect that as of the Fifth Amendment Effective Date, the Borrower, together with its Subsidiaries on a consolidated basis, is Solvent.

(iii)    All fees required to be paid on the 2021-1 Incremental Amendment Effective Date pursuant to that certain Fee Letter, dated as of March 11, 2021, by and among the Borrower, the 2021-1 New Revolving Loan Lead Arrangers and the other parties thereto, to the extent invoiced at least three (3) Business Days prior to the 2021-1 Incremental Amendment Effective Date, shall have been paid (which amounts may, at the Borrower’s option, be offset against the proceeds of the 2021-1 New Revolving Credit Loans).

(iv)    The Borrower shall have paid (x) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Agreement and the Credit Agreement as of the 2021-1 Incremental Amendment Effective Date and (y) all reasonable fees, expenses and disbursements of Paul

Hastings LLP, as counsel for the Administrative Agent, incurred in connection with his Amendment or under the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the 2021-1 Incremental Amendment Effective Date.

(v)    On the 2021-1 Incremental Amendment Effective Date, the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower (or other officer of the Borrower with similar responsibilities) certifying that (x) no Event of Default shall exist on the 2021-1 Incremental Amendment Effective Date or immediately after giving effect thereto and (y) on and as of the 2021-1 Incremental Amendment Effective Date, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(vi)    The occurrence of an IPO Transaction.

(vii)    The occurrence of the Fifth Amendment Effective Date.

(viii)    The Administrative Agent shall have received an updated model and projections with respect to the Holdings, the Borrower and their Subsidiaries, prepared after giving effect to the transactions as of the 2021-1 Incremental Amendment Effective Date.

5.    Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the terms of this Agreement and the amendment of the Credit Agreement effected hereby, including without limitation, the establishment of the 2021-1 New Revolving Credit Commitments. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document), including without limitation, the 2021-1 New Revolving Credit Loans. Each Credit Party acknowledges and agrees that any of the Credit Documents (as they may be modified by this Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement other than to the extent expressly contemplated hereby.

6.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. As of the Fifth Amendment Effective Date, parties signatory hereto consent be bound by the terms and provisions set forth on Annex A attached hereto.

7.    Notice. For purposes of the Credit Agreement, to the extent not already a Lender, the initial notice address of the 2021-1 New Revolving Loan Lender shall be as set forth below its signature below.

8.    Acknowledgments.

(a)    The Administrative Agent and the Borrower acknowledge that the amendments to the Credit Agreement contained in this Agreement are necessary or appropriate to effect the terms of the 2021-1 New Revolving Credit Commitments.

(b)    All parties hereto acknowledge that this Agreement constitutes (i) the requisite notice required by Section 2.14 of the Credit Agreement and (ii) a “Joinder Agreement”.

9.    Tax Forms. For each relevant 2021-1 New Revolving Loan Lender, delivered herewith to the Administrative Agent and the Borrower are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the 2021-1 New Revolving Loan Lender may be required to deliver to the Administrative Agent and/or the Borrower pursuant to Section 5.4(e) of the Credit Agreement.

10.    Recordation of the New Loans. Upon the 2021-1 Incremental Amendment Effective Date, the Administrative Agent will record the 2021-1 New Revolving Credit Commitments and 2021-1 New Revolving Credit Loans, as the case may be, made by each 2021-1 New Revolving Loan Lender in the Register.

11.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing with the consent of the Persons required to sign such instrument by Section 13.1 of the Credit Agreement.

12.    Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

13.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts shall be deemed originals and taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BARCLAYS BANK PLC,
as the Administrative Agent

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

BARCLAYS BANK PLC,
a Revolving Lender and a 2021-1 New Revolving Loan Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Joinder Agreement and Amendment]

JPMORGAN CHASE BANK, N.A., a 2021-1 New Revolving Loan Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Executive Director

[Signature Page to Joinder Agreement and Amendment]

Bank of Montreal,
a Revolving Lender and a 2021-1 New Revolving
Loan Lender

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Managing Director

[Signature Page to Joinder Agreement and Amendment]

TRUIST BANK,
a 2021-1 New Revolving Loan Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Director

[Signature Page to Joinder Agreement and Amendment]

Jefferies Finance LLC,
a 2021-1 New Revolving Loan Lender

By:	/s/ Jason Kennedy
Name:	Jason Kennedy
Title:	Managing Director

[Signature Page to Joinder Agreement and Amendment]

Bank of America, N.A.,
a 2021-1 New Revolving Loan Lender

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page to Joinder Agreement and Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a 2021-1 New Revolving Loan Lender

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ Brady Bingham
Name:	Brady Bingham
Title:	Authorized Signatory

[Signature Page to Joinder Agreement and Amendment]

ROYAL BANK OF CANADA,
a Revolving Lender and a 2021-1 New Revolving Loan Lender

By:	/s/ Diana Lee
Name:	Diana Lee
Title:	Authorized Signatory

[Signature Page to Joinder Agreement and Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
a 2021-1 New Revolving Loan Lender

By:	/s/ William C. French
Name:	William C. French
Title:	MD

By:	/s/ Celine Catherin
Name:	Celine Catherin
Title:	Managing Director

[Signature Page to Joinder Agreement and Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC,
a Revolving Lender

By:	/s/ Jacob Elder
Name:	Jacob Elder
Title:	Authorized Signatory

[Signature Page to Joinder Agreement and Amendment]

AVEANNA HEALTHCARE LLC,
as the Borrower

By:	/s/ H. Anthony Strange
Name:	H. Anthony Strange
Title:	Chief Executive Officer and President

AB INNOVATIONS HEALTH SERVICES, INC.
AMERICAN STAFFING SERVICES, INC.
ANDVENTURE, LLC
ANGEL’S TOUCH HOME CARE, LLC
ASSURE HOME HEALTHCARE, INC.
AVEANNA HEALTHCARE AS, LLC
AVEANNA HEALTHCARE INTERMEDIATE
HOLDINGS LLC
AVEANNA HEALTHCARE SENIOR SERVICES LLC
CARE AMERICA HOME CARE SERVICES, INC.
CARE UNLIMITED, INC.
CHILD’S PLAY THERAPEUTIC HOMECARE, INC.
D & D SERVICES, INC.
DAWSON THOMAS, INC.
DM HOLDCO, INC.
EHS DE HOLDINGS, INC.
EPIC ACQUISITION, INC.
EPIC HEALTH SERVICES (DE), LLC
EPIC HEALTH SERVICES (PA), LLC
EPIC HEALTH SERVICES, INC.
EPIC HEALTH SERVICES, INC.
EPIC HEALTH SERVICES, INC.
EPIC PEDIATRIC THERAPY, L.P.
EVERGREEN HOME HEALTHCARE, LLC
FHH HOLDINGS, INC.
FIRSTAFF NURSING SERVICES, INC.
FIVE POINTS HEALTHCARE OF ALABAMA, LLC
FIVE POINTS HEALTHCARE OF DE, LLC
FIVE POINTS HEALTHCARE OF GA, LLC
FIVE POINTS HEALTHCARE OF NC, LLC

[Signature Page to Joinder Agreement and Amendment]

FIVE POINTS HEALTHCARE OF PA, LLC
FIVE POINTS HEALTHCARE OF VIRGINIA, LLC
FIVE POINTS HEALTHCARE, LLC
FIVE POINTS OF HEALTHCARE OF LOUISIANA, LLC
FREEDOM ELDERCARE NY, INC. FREEDOM HOME HEALTHCARE, INC. HEALTHCORPS, INC.
HOME HEALTH CARE OF NORTHERN NEVADA,LLC
HOMEFIRST HEALTHCARE SERVICES, LLC
JED ADAM ENTERPRISES, LLC
LCA HOLDING, INC.
LOVING CARE AGENCY, INC.
MEDCO RESPIRATORY INSTRUMENTS, INC. MILLENIUM HOME HEALTH CARE, INC.
NURSES TO GO, L.L.C.
OPTION 1 BILLING GROUP, LLC
OPTION 1 NORTHWEST ENTERAL, LLC OPTION 1 NUTRITION GROUP, LLC
OPTION 1 NUTRITION HOLDINGS, INC. OPTION 1 NUTRITION SOLUTIONS, LLC OPTION 1 NUTRITION SOLUTIONS, LLC OPTION 1 NUTRITION SOLUTIONS CA, INC. PEDIATRIA HEALTHCARE LLC
PEDIATRIC HOME CARE, INC. PEDIATRIC HOME HEALTH CARE HOLDINGS, INC.
PEDIATRIC HOME NURSING SERVICES, INC.
PEDIATRIC SERVICES HOLDING, LLC PEDIATRIC SERVICES OF AMERICA, LLC PEDIATRIC SERVICES OF AMERICA, LLC PEDIATRIC SPECIAL CARE, INC. PENNHURST GROUP, LLC
PREMIER HEALTHCARE SERVICES, LLC PSA HEALTHCARE INTERMEDIATE HOLDING, LLC
PYRA MED HEALTH SERVICES, LLC RECOVER HEALTH OF IOWA, INC. RECOVER HEALTH OF MINNESOTA, INC. RECOVER HEALTH OF WISCONSIN, INC.

[Signature Page to Joinder Agreement and Amendment]

RECOVER HEALTH SERVICES, LLC RECOVER HEALTH, INC. REHABILITATION ASSOCIATES, INC. SAINTS HOME HEALTHCARE, LLC SANTE GP, LLC
SANTE HOLDINGS, INC. TCG HOME HEALTH, LLC TCGHHA, LLC
TOTAL CARE, INC.
WILLOWBROOK HEALTH SYSTEMS, INC. WILLOWBROOK HOME HEALTH CARE AGENCY, INC.
WILLOWBROOK HOSPICE, INC.,

each as a Guarantor

By:	/s/ H. Anthony Strange
Name:	H. Anthony Strange
Title:	Chief Executive Officer and President

[Signature Page to Joinder Agreement and Amendment]

SCHEDULE 1

TO JOINDER AGREEMENT AND AMENDMENT

Commitments of New Revolving Loan Lender

2021-1 New Revolving Credit Commitments

Name of 2021-1 New Revolving Loan Lender	2021-1 New Revolving Credit Commitment
Barclays Bank PLC	$29,580,000
JPMorgan Chase Bank, N.A.	$29,580,000
Bank of Montreal	$17,480,000
Credit Suisse AG, Cayman Islands Branch	$17,480,000
Bank of America, N.A.	$6,720,000
Deutsche Bank AG New York Branch	$6,720,000
Jefferies Finance LLC	$6,720,000
Royal Bank of Canada	$6,720,000
Truist Bank	$4,000,000

Total:	$125,000,000

EXHIBIT A

TO JOINDER AGREEMENT AND AMENDMENT

Form of Solvency Certificate

[DATE]

Pursuant to the Third Joinder Agreement and Fifth Amendment, dated as of March 11, 2021, (the “Joinder Agreement”) to that certain First Lien Credit Agreement, dated as of March 16, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among Aveanna Healthcare Intermediate Holdings LLC, a Delaware limited liability company, Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the lending institutions from time to time parties hereto as lenders and Barclays Bank PLC, as the administrative agent, the collateral agent, a letter of credit issuer, the swingline lender and a lender, the undersigned hereby certifies to the Administrative Agent and the Lenders, solely in such undersigned’s capacity as [chief financial officer] [chief operating officer] [specify other officer with similar responsibilities] of the Borrower, and not individually (and without personal liability), as follows:

As of the date hereof, on a pro forma basis after giving effect to the consummation of the transactions to occur on the date of the Joinder Agreement, including the making of the Loans under the Credit Agreement on the date hereof, and after giving effect to the application of the proceeds of such Loans:

(a)

the fair value of the assets (on a going concern basis) of the Borrower and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

(b)

the present fair saleable value of the property (on a going concern basis) of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the ordinary course of business;

(c)

the Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the ordinary course of business; and

(d)

the Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business contemplated as of the date hereof for which they have unreasonably small capital.

For purposes of this Solvency Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability in the ordinary course of business. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

The undersigned is familiar with the business and financial position of the Borrower and its Subsidiaries (taken as a whole). In reaching the conclusions set forth in this Solvency Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Borrower and its Subsidiaries (taken as a whole) after consummation of the transactions contemplated by the Joinder Agreement.

[Signature Page Follows]

Exhibit A–2

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate in such undersigned’s capacity as [chief financial officer][chief operating officer][specify other officer with similar responsibilities] of the Borrower, on behalf of the Borrower, and not individually, as of the date first stated above.

AVEANNA HEALTHCARE LLC, as the Borrower

By:
Name:
Title:

Exhibit A–3

Annex A

to Third Joinder Agreement and Fifth Amendment

Reference is made to that certain Third Joinder Agreement and Fifth Amendment (the “Amendment”), dated as of March 11, 2021, which amends that certain First Lien Credit Agreement, dated as of March 16, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Aveanna Healthcare Intermediate Holdings LLC, the Borrower, the lending institutions from time to time party thereto, and Barclays Bank PLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, and a Lender (capitalized terms used but not defined herein in this Annex A having the meaning provided in the Credit Agreement or the Amendment, as applicable).

Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party to the Amendment acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

a.

the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

b.	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under the Credit Agreement or any other Credit Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

As used herein:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

Annex A–1

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Annex A–2